SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported):        April 29, 2003


                                Banta Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-14637                     39-0148550
---------------                 ---------------               --------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)



                    225 Main Street, Menasha, Wisconsin 54952
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 751-7777
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being furnished herewith:

               (99) Press Release of Banta Corporation, dated April 29, 2003.

Item 9.   Regulation FD Disclosure (Information Being Provided Under Item 12).
------    -------------------------------------------------------------------

     On April 29, 2003, Banta Corporation (the "Company") issued a press release announcing its financial results for the first quarter ended March 28, 2003 and discussing its earnings guidance for fiscal 2003. A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.

Use of Non-GAAP Measures

     The Company reports its financial results of operations in accordance with generally accepted accounting principles ("GAAP"). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measure included in the Company's earnings release is the Company's current expectations for full-year 2003 earnings per diluted share before costs associated with restructuring activities. Management believes it is useful for investors to understand how its core operations performed without the costs of executing its restructuring plans. In the Company's judgment, excluding these costs allows investors to meaningfully trend, analyze and benchmark the performance of the Company's core operations. Many of the Company's internal performance measures exclude costs associated with executing its restructuring plans to enable meaningful trending of core operating metrics over an extended period of time. The Company has provided within the earnings release a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

     The non-GAAP financial measure included in the Company's earnings release is intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future. However, the non-GAAP financial measure is not intended to supercede or replace the Company's GAAP results or expectations.


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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANTA CORPORATION



Date: April 30, 2003                     By: /s/ Ronald D. Kneezel
                                             -----------------------------------
                                             Ronald D. Kneezel
                                             Vice President, General Counsel
                                             and Secretary


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

                                BANTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX


 Exhibit
  Number                        Description
  ------                        -----------

   (99)      Press Release of Banta Corporation, dated April 29, 2003.



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